OSTEOTECH, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT


     1. A STOCK OPTION (the "Option") for the purchase of a total of [________] shares of the common stock, par value $0.01 (the "Common Stock"), of Osteotech, Inc. (the "Company") has been granted to [_____________] ("Optionee"), pursuant to and subject in all respects, except as otherwise expressly provided herein, to the terms and provisions of the Osteotech, Inc. 1991 Stock Option Plan, as amended (the "Plan"), which has been adopted by the Board of Directors and Stockholders of the Company and which is incorporated herein by reference. The Option shall be governed by the Plan and except as otherwise specifically set forth herein the provisions of the Plan shall govern the Option. To the extent the terms of this Option Agreement are inconsistent or conflict with the terms of the Plan, the terms of this Option Agreement shall control and the inconsistent or conflicting provision of the Plan shall be deemed waived or modified by the Board of Directors of the Company. Executive has reviewed the Plan prior to executing this certificate.

     2. The exercise price of this Option is $[____] per share of Common Stock. Such exercise price is equal to the last reported sale price of a share of the Common Stock as reported on the NASDAQ National Market on the date of grant, [__________,____].

     3. The Option may not be exercised if the issuance of shares of Common Stock of the Company upon such exercise would constitute a violation of any applicable Federal or state securities or other law or regulation. The Optionee, as a condition to his exercise of this Option, shall (i) represent to the Company that the shares of Common Stock of the Company that he acquires upon exercise of this Option are being acquired by him for investment and not with a view to distribution or resale, unless such shares are then registered under a currently effective registration statement under the Securities Act of 1933, as amended (the "Act"), or counsel for the Company is then of the opinion that such registration is not required under the Act or any other applicable law, regulation, or rule of any governmental agency and (ii) if the shares of Common Stock underlying this Option are not registered under the Act, acknowledge that the certificate evidencing such shares may be stamped with a restrictive legend and such shares will be "restricted securities" as defined in Rule 144 promulgated under the Act.

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

     4. The Option may not be transferred in any manner otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

     5. The Option shall vest and become exercisable in its entirety on [________,____], provided that Optionee is employed by the Company on such date. Except as otherwise provided in paragraph 6(b) hereof and subject to the terms of the Plan governing the exercisability of the Option subsequent to the termination of Optionee's employment with the Company, once this Option shall become exercisable as to any tranche of shares either in accordance with this paragraph 5 or paragraphs 6(a) or 6(b) it shall remain exercisable as to such tranche of shares until 5:00 p.m., New York City time on [________,____].

     6. Notwithstanding the provisions of paragraph 6 hereof, this Option will vest and become exercisable prior to [________,____] upon the earlier occurrence of the events described in subparagraphs (a) and (b) below provided Optionee is employed by the Company at the time of the occurrence of such events.

               (a) The Option shall vest and become exercisable in three tranches as follows: (i) as to [________] shares of Common Stock when the last reported sale price of a share of the Common Stock on the Nasdaq National Market is at least eighteen dollars ($18.00) for at least five (5) consecutive trading days; (ii) as to an additional [________] shares of Common Stock when the last reported sale price of a share of the Common Stock on the Nasdaq National Market is at least twenty dollars ($20.00) for at least five (5) consecutive trading days; and (iii) as to an additional [________] shares of Common Stock when the last reported sale price of a share of the Common Stock on the NASDAQ National Market is at least twenty-two dollars ($22.00) for at least five (5) consecutive trading days. The accelerated vesting provisions in the immediately preceding sentence shall be referred to herein as the "Accelerated Vesting Schedule." The last reported sales prices in the first sentence of this subparagraph (a) shall be referred to herein as the "Threshold Prices". With respect to each tranche of shares of Common Stock subject to the Option, upon vesting, such tranche shall be referred to herein as the "Vested Shares." With respect to each tranche of shares subject to the Option which have not vested, such tranche shall be referred to herein as the "Non-Vested Shares." The Threshold Prices and number of shares set forth above shall be proportionately adjusted for stock splits, stock dividends, and other similar recapitalization events.

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

               (b) If any of the Change in Control events specified below occur, the Option shall vest as to all Non-Vested Shares immediately prior to the effective date of such Change in Control event (and Optionee will be provided a reasonable opportunity to exercise the Option prior to such effective date) in accordance with the Accelerated Vesting Schedule to the extent the shareholders of the Company receive a payment for their shares of Common Stock in connection with such Change in Control event which is equal to or exceeds the respective Threshold Prices set forth in paragraph 6(a) hereof or the shares of Common Stock trade at the respective Threshold Prices on any trading day during the twenty (20) trading days immediately preceding the effective date of the Change in Control. In the event of any of the Change in Control events specified in paragraph 6(c)(i) or (iii) occur, the Option shall terminate as to all Vested Shares and Non-Vested Shares as of the effective date of such Change in Control event to the extent not previously exercised, provided Optionee is provided a reasonable opportunity to exercise the Option prior to such effective date. In the event that a Change in Control of the Company occurs, the Option shall pertain and apply to the securities or property to which Optionee would have been entitled based on the number of shares of Common Stock subject to the Option if the Option had been exercised prior to the effective date of such Change in Control. Notwithstanding any provisions contained in the Plan, if any of the Change in Control events specified in paragraph 6(c) occur, the provisions contained herein shall apply with respect to the Option covered by this Option Agreement.

               (c) For purposes hereof, "Change of Control" shall mean: (i) a merger or consolidation of the Company with another entity in which neither the Company nor a corporation that, prior to the merger or consolidation, was a subsidiary of the Company, shall be the surviving entity; (ii) a merger or consolidation of the Company following which either the Company or a corporation that, prior to the merger or consolidation, was a subsidiary of the Company, shall be the surviving entity and a majority of the Outstanding Company Voting Securities (as hereinafter defined) are owned by a Person (as hereinafter defined) or Persons who were not "beneficial owners" (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") of a majority of such Outstanding Company Voting Securities immediately prior to such merger or consolidation; (iii) a voluntary or involuntary liquidation of the Company; (iv) a sale or disposition by the Company of at least 80% of its assets in a single transaction or a series of transactions (other than a sale or disposition of assets to a subsidiary of the Company in a transaction not involving a Change in Control of the Company or a change in control of such subsidiary); (v) a "Board Change" which, for purposes of this Option, shall have occurred if a majority of the seats (not counting vacant seats) on the Company's Board were to be occupied by individuals who were neither (A) nominated by a majority of the Incumbent Directors (as hereinafter defined) nor (B) appointed by directors so nominated; or (vi) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a majority of the then outstanding voting securities of the Company (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company, (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any public offering, private placement or other issuance by the Company of its voting securities. An "Incumbent Director" is a member of the Board who has been either (A) nominated by a majority of the directors of the Company then in office or (B) appointed by directors so nominated, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

     7. All notices, requests, demands and other communications provided for by this Option shall be in writing and shall be deemed to have been given when delivered by hand and acknowledged by receipt or when mailed at any general or branch United States Post Office enclosed in a registered or certified postpaid envelope and addressed to the address of the respective party stated below or to such changed address as the party may have fixed by notice. If to the Company:

                           Osteotech, Inc.
                           51 James Way
                           Eatontown, New Jersey  07724
                           Attention:  Corporate Secretary

                           With a copy to:

                             Heller Ehrman LLP
                             7 Times Square
                             New York, NY  10036
                             Attention:  Kevin Collins, Esq.

                           If to the Optionee:

                          ________________________________
                          ________________________________
                          ________________________________

ACCEPTED AND AGREED TO:
                                       OSTEOTECH, INC.



                                       By:_________________________
                                        Name:
                                        Title:


                                       OPTIONEE

                                        _____________________________
                                               [Optionee]

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


                                  PURCHASE FORM


                                                     Date:____________
         TO:      Controller

     The undersigned hereby irrevocably elects to exercise the attached Non-Qualified Stock Option Certificate to the extent of options to purchase _____ shares and hereby makes payment of $________ in payment of the purchase price thereof.

                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES

                  Name:______________________

                  Address:_____________________




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



No. of Options:  [________]  Date Granted:  [________,____]  Price:  $[____] The
Optionee acknowledges receipt of a copy of the Osteotech, Inc. 1991 Stock Option Plan, as amended (the "Plan"), and represents that he is familiar with the terms and provisions thereof. The Optionee hereby agrees that, except as otherwise provided in the Option Agreement, this Option is subject to all the terms and provisions of the Plan. The Optionee hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Compensation Committee upon any questions arising under the Plan. As a condition to the issuance of shares of Common Stock of the Company under this option, the Optionee authorizes the Company to withhold in accordance with applicable law from any regular cash compensation payable to him any taxes required to be withheld by the Company under Federal, state or local law as a result of the exercise of this Option. Dated:

As of [________,____]


                                       OPTIONEE


                                        _______________________
                                        [Optionee]

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

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             FIRST AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT

This Amendment,  dated as of [________,____],  is made by and between OSTEOTECH,
INC.,  a  Delaware   corporation  (the  "Company"),   and  [_____________]  (the
"Optionee"), pursuant to the Company's 1991 Stock Option Plan.

                                    Recitals

WHEREAS, the Company and the Optionee entered into that certain Non-Qualified Stock Option Agreement (the "Original Option Agreement"), dated as of [________,____], pursuant to which the Company granted Optionee the right and option to purchase the Company's shares of common stock;

WHEREAS, the Company and the Optionee desire to amend Section 5 of the Original Option Agreement to extend the exercise period of the Option in the event of the Optionee's termination of employment; and

WHEREAS, the Company's Board of Directors authorized a three-for-two stock split on February 11, 1999, and the exercise price and the number of shares underlying the unexercised portion of the Option as of March 19, 1999, were adjusted to reflect the three-for-two stock split.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, the Company and the Optionee hereby agree to the following:

1. Section 5 of the Original Option Agreement is hereby amended and restated with the following:

          "5. The Option vested and became exercisable in its entirety on [________,____]. Except as provided in Sectoin 6(b) hereof, this Option shall remain exercisable as to all of the shares issuable hereunder until 5:00 p.m., New York City time on [________,____] in all cases including, without limitation, in the event Optionee's employment with the Company is terminated for any reason."

     2. Except as set forth herein, the Original Option Agreement remains unchanged and in full force and effect. In case of any conflict between the Original Option Agreement, as amended, and the 1991 Stock Option Plan, the Original Option Agreement, as amended, shall control.

     IN WITNESS WHEREOF, the Company and the Optionee hereto have caused this Amendment to be duly executed as of the date first written above.


OSTEOTECH, INC.
By. _____________________                   By. _____________________
      Name:                                 Name:
      Title:

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